UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INPIXON

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2479 E. Bayshore Road, Suite 195

Palo Alto, CA 94303

2018 ANNUAL MEETING OF STOCKHOLDERS

To be Held on October 31, 2018

Amendment No. 1 to

Proxy Statement

EXPLANATORY NOTE

This Amendment No. 1 to Proxy Statement on Schedule 14A (“Amendment No. 1”) is being filed to amend Inpixon’s definitive proxy statement for its 2018 Annual Meeting of Stockholders (the “Original Proxy Statement”), which was filed with the Securities and Exchange Commission on October 15, 2018, to update the table in the section entitled “Security Ownership of Certain Beneficial Owners and Management” on page 21.

All other items in the Original Proxy Statement remain unchanged.

IF YOU HAVE ALREADY SUBMITTED YOUR PROXY, YOU DO NOT NEED TO TAKE ANY ACTION UNLESS YOU WISH TO CHANGE YOUR VOTE.

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CHANGES TO ORIGINAL PROXY STATEMENT

1.	On page 21, under the heading, “Security Ownership of Certain Beneficial Owners and Management” the table is amended and restated in its entirety as follows:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of October 8, 2018, regarding the beneficial ownership of our Common Stock by the following persons:

●	each person or entity who, to our knowledge, owns more than 5% of our Common Stock;

●	our Named Executive Officers;

●	each director; and

●	all of our directors and current executive officers as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Inpixon, 2479 E. Bayshore Road, Suite 195, Palo Alto, California 94303. Shares of Common Stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of October 8, 2018, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the stockholder holding the options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other stockholder.

Name of Beneficial Owner	Amount and nature of beneficial ownership		Percent of Class(1)
Nadir Ali	504,709	(2)	*
Bret Osborn	1,469	(3)	*
Leonard Oppenheim	329	(4)	*
Kareem Irfan	213	(5)	*
Tanveer Khader	5,030	(6)	*
Soumya Das	300,309	(7)	*
Kevin Harris	56	(8)	*
Craig Harper	33	(9)	*
All Directors and Current Executive Officers as a Group (6 persons)	1,161,564	(10)	1.9%
5% Beneficial Owner
Hudson Bay Master Fund Ltd. (11)	6,548,803	(12)	9.99%
Chicago Venture Partners, LP (13)	5,817,347	(14)	9.4%

*	Denotes less than 1% of the issued and outstanding shares of Common Stock.

(1)	Based on 61,571,995 shares of Common Stock outstanding on October 8, 2018.

(2)	Includes (i) 1,267 shares of Common Stock held of record by Nadir Ali, (ii) 502,709 shares of Common Stock issuable to Nadir Ali upon exercise of an outstanding stock option, (iii) 122 shares of Common Stock held of record by Lubna Qureishi, Mr. Ali’s wife and (iv) 611 shares of Common Stock held of record by the Qureishi Ali Grandchildren Trust. Mr. Ali is the joint-trustee (with his wife Lubna Qureishi) of the Qureishi Ali Grandchildren Trust and has voting and investment control over the shares held.

(3)	Includes (i) 1,469 shares of Common Stock held of record by Mr. Osborn.

(4)	Includes (i) 250 shares of Common Stock held of record by Mr. Oppenheim, and (ii) 79 shares of Common Stock issuable to Leonard Oppenheim upon exercise of outstanding stock options.

(5)	Includes (i) 134 shares of Common Stock held of record by Mr. Irfan and (ii) 79 shares of Common Stock issuable to Kareem Irfan upon exercise of outstanding stock options.

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(6)	Includes (i) 4,817 shares of Common Stock owned directly by SyHolding Corp., (ii) 134 shares of Common Stock held of record by Mr. Khader and (iii) 79 shares of Common Stock issuable to Tanveer Khader upon exercise of outstanding stock options. Tanveer Khader holds the power to vote and dispose of the SyHolding Corp. shares.

(7)	Includes (i) 156 shares of Common Stock held of record by Mr. Das and (ii) 300,153 shares of Common Stock issuable to Mr. Das upon exercise of outstanding stock options.

(8)	Includes 56 shares of Common Stock owned directly by Kevin Harris.

(9)	Includes 33 shares of Common Stock owned directly by Craig Harper.

(10)	Includes (i) 2,102 shares of Common Stock held directly, or by spouse, (ii) 5,428 shares of Common Stock held of record by entities, and (iii) 1,154,034 shares of Common Stock issuable upon exercise of stock options.

(11)	Hudson Bay Capital Management LP, the investment manager of Hudson Bay Master Fund Ltd., has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management, L.P. Each of Hudson Bay Master Fund Ltd. and Sander Gerber disclaims beneficial ownership over these securities. The mailing address of this beneficial holder is 777 Third Avenue, 30th Floor, New York, New York 10017.

(12)	Includes (i) 2,600,000 shares of Common Stock held of record, (ii) shares of Common Stock issuable upon exercise of warrants issued on January 8, 2018, February 20, 2018 and April 24, 2018 and (iii) upon conversion of Series 4 convertible preferred stock, subject to beneficial ownership limitations equal to 9.99%. Does not include any other shares of Common Stock that could be issued if such 9.99% limitation does not apply.

(13)	Based on information reported by Chicago Venture Partners, LP on Schedule 13G filed with the SEC on October 11, 2018. Of the shares of Common Stock beneficially owned by Chicago Venture Partners, LP, Chicago Venture Partners, LP has the sole dispositive and voting power with respect to all of the shares. Chicago Venture Management, LLC, CVM, Inc., and Mr. John M. Fife have indirect beneficial ownership in the shares directly beneficially owned by Chicago Venture Partners, LP. Chicago Venture Partners, LP listed its address as 303 East Wacker Drive, Suite 1040, Chicago, Illinois 60601.

(14)	Includes 126,054 shares of Common Stock issuable upon conversion of that certain convertible promissory note, issued on November 17, 2017, as amended, that is convertible within sixty days of October 8, 2018.

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Important Notice Regarding the Availability of Proxy Materials for the

2018 Annual Meeting of Stockholders to be held on October 31, 2018:

This Amendment No. 1, the Original Proxy Statement, a sample of the form of proxy card, and a copy of our Annual Report on Form 10-K, which includes financial statements for the fiscal year ended December 31, 2017, are available at http://www.proxyvote.com.

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